                           Registration No. 33-57792
                                   811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                      N-8B-2
                          Post-Effective Amendment No. _8_

                    VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE
                           INSURANCE AND ANNUITY COMPANY
                            (Exact Name of Registrant)

              ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                440 Lincoln Street
                                Worcester MA 01653
                      (Address of Principal Executive Office)

                            Abigail M. Armstrong, Esq.
                                440 Lincoln Street
                                Worcester MA 01653
                (Name and Address of Agent for Service of Process)

              It is proposed that this filing will become effective:


              ___ Immediately upon filing pursuant to paragraph (b)
              ___ On (_________) pursuant to paragraph (b)
              ___ 60 days after filing pursuant to paragraph (a) (1) _x_ On May 1, 1997 pursuant to paragraph (a) (1)
              ___ On (date) Pursuant to paragraph (a) (2) of Rule 485


              FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the 1933 Act"). The 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 will be filed by February 28, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-82             CAPTION IN PROSPECTUS

1 ...................... Cover Page
2 ...................... Cover Page
3 ...................... Not Applicable
4 ...................... Distribution
5 ...................... The Company, The VEL II Account
6 ...................... The VEL II Account
7 ...................... Not Applicable
8 ...................... Not Applicable
9 ...................... Legal Proceedings
10 ..................... Summary; Description of the Company, The  VEL II
                         Account, Allmerica Investment Trust Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11.......................Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Objectives and Policy
12 ......................Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.
13.......................Summary; Allmerica Investment Trust; Variable Insurance
                         Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Advisory Services to the Trust; Investment Advisory Services to Variable Insurance Products Fund; Investment Advisory Services to Variable Insurance Products Fund II; Investment Advisory Services to T. Rowe Price International Series, Inc.; Investment Advisory Services to Delaware Group Premium Fund, Inc.; Charges and Deductions
14 ..................... Summary; Applying for a Policy
15 ..................... Summary; Applying for a Policy; Premium Payments;
                         Allocation of Net Premiums
16 ..................... The VEL II Account; Allmerica Investment Trust;
                         Variable Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments; Allocation of Net Premiums
17 ..................... Summary; Policy Surrender; Partial Withdrawal; Charges
                         and Deductions; Policy Termination and Reinstatement
18 ..................... The VEL II Account; Allmerica Investment Trust;
                         Variable Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments
19 ..................... Reports; Voting Rights
20 ..................... Not Applicable
21 ..................... Summary; Policy Loans; Other Policy Provisions
22 ..................... Other Policy Provisions
23 ..................... Not Required
24 ..................... Other Policy Provisions
25 ..................... The Company
26 ..................... Not Applicable
27 ..................... The Company
28 ..................... Directors and Principal Officers of the Company
29 ..................... The Company

30 ..................... Not Applicable
31 ..................... Not Applicable
32 ..................... Not Applicable
33 ..................... Not Applicable
34 ..................... Not Applicable
35 ..................... Distribution
36 ..................... Not Applicable
37 ..................... Not Applicable
38 ..................... Summary; Distribution
39 ..................... Summary; Distribution
40 ..................... Not Applicable
41 ..................... The Company, Distribution
42 ..................... Not Applicable
43 ..................... Not Applicable
44 ..................... Premium Payments; Policy Value and Cash Surrender Value
45 ..................... Not Applicable
46 ..................... Policy Value and Cash Surrender Value; Federal Tax
                         Considerations
47 ..................... The Company
48 ..................... Not Applicable
49 ..................... Not Applicable
50 ..................... The VEL II Account
51 ..................... Cover Page; Summary; Charges and Deductions; The
                         Policy; Policy Termination  and Reinstatement;
                         Other Policy Provisions
52 ..................... Addition, Deletion or Substitution of Investment
53 ..................... Federal Tax Considerations
54 ..................... Not Applicable
55 ..................... Not Applicable
56 ..................... Not Applicable
57 ..................... Not Applicable
58 ..................... Not Applicable
59 ..................... Not Applicable

VEL 93

This Prospectus describes an individual flexible premium variable life insurance policy ("Policy") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to applicants Age 80 years old and under.


The Policy permits you to allocate net premiums among up to seven of 18 sub-accounts ("Sub-Accounts") of the VEL II Account, a separate account of the Company, and a fixed-interest account ("General Account") of the Company (collectively, "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF"). The following Underlying Funds are available under the Policy:



  ALLMERICA INVESTMENT TRUST
  --------------------------------------
  Select International Equity Fund
  Select Aggressive Growth Fund
  Select Capital Appreciation Fund
  Small-Mid Cap Value Fund
  Select Growth Fund
  Growth Fund
  Equity Index Fund
  Select Growth and Income Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund



  FIDELITY VIP
  ------------------
  VIP Overseas Portfolio
  Equity-Income Portfolio
  Growth Portfolio
  High Income Portfolio



  FIDELITY VIP II
  --------------------
  Asset Manager Portfolio



  T. ROWE PRICE
  -------------------
  International Stock Portfolio



  DGPF
  ---------
  International Equity Series


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO INVESTS IN HIGHER-YIELDING, HIGHER RISK, LOWER-RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND THE POLICY" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS AN OBLIGATION OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND IS DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICY IS NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICY ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1997
                 WORCESTER, MASSACHUSETTS 01653 (508) 855-1000

(Continued from cover page)

Each Underlying Fund has its own investment objectives. The accompanying prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund.

Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's Surrender Value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. A Policyowner contemplating surrender of a Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. A Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

                               TABLE OF CONTENTS


SPECIAL TERMS........................................................................          5
SUMMARY..............................................................................          8
PERFORMANCE INFORMATION..............................................................         17
DESCRIPTION OF THE COMPANY, THE VEL II ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE
 INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
 INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC....................         21
INVESTMENT OBJECTIVES AND POLICIES...................................................         23
INVESTMENT ADVISORY SERVICES.........................................................         25
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................         28
VOTING RIGHTS........................................................................         29
THE POLICY...........................................................................         30
  Applying For a Policy..............................................................         30
  Free-Look Period...................................................................         31
  Conversion Privileges..............................................................         31
  Premium Payments...................................................................         31
  Incentive Funding Discount.........................................................         32
  Paid-Up Insurance Option...........................................................         33
  Allocation of Net Premiums.........................................................         33
  Transfer Privilege.................................................................         34
  Death Proceeds.....................................................................         35
  Sum Insured Options................................................................         35
  Change in Sum Insured Option.......................................................         37
  Change in the Face Amount..........................................................         38
  Policy Value and Surrender Value...................................................         39
  Death Proceeds Payment Options.....................................................         40
  Optional Insurance Benefits........................................................         41
  Policy Surrender...................................................................         41
  Partial Withdrawal.................................................................         41
CHARGES AND DEDUCTIONS...............................................................         42
  Tax Expense Charge.................................................................         42
  Monthly Deductions from the Policy Value...........................................         42
  Charges Against Assets of the VEL II Account.......................................         44
  Surrender Charge...................................................................         45
  Charges on Partial Withdrawal......................................................         47
  Transfer Charges...................................................................         47
  Charge For Increase in the Face Amount.............................................         48
  Other Administrative Charges.......................................................         48
POLICY LOANS.........................................................................         48
  Loan Interest......................................................................         48
  Repayment of Loans.................................................................         49
  Effect of Policy Loans.............................................................         49
  Policies Issued in Connection with TSA Plans.......................................         49
POLICY TERMINATION AND REINSTATEMENT.................................................         50
  Termination........................................................................         50
  Reinstatement......................................................................         50

OTHER POLICY PROVISIONS..............................................................         51
  Policyowner........................................................................         51
  Beneficiary........................................................................         52
  Incontestability...................................................................         52
  Suicide............................................................................         52
  Age and Sex........................................................................         52
  Assignment.........................................................................         52
  Postponement of Payments...........................................................         52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY......................................         54
DISTRIBUTION.........................................................................         54
REPORTS..............................................................................         55
LEGAL PROCEEDINGS....................................................................         55
FURTHER INFORMATION..................................................................         55
INDEPENDENT ACCOUNTANTS..............................................................         55
FEDERAL TAX CONSIDERATIONS...........................................................         56
  The Company and the VEL II Account.................................................         56
  Taxation of the Policy.............................................................         56
  Modified Endowment Contracts.......................................................         57
MORE INFORMATION ABOUT THE GENERAL ACCOUNT...........................................         58
  General Description................................................................         58
  General Account Values.............................................................         58
  The Policy.........................................................................         59
FINANCIAL STATEMENTS.................................................................         59
APPENDIX A -- OPTIONAL BENEFITS......................................................        A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.........................................        A-2
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND ACCUMULATED PREMIUMS...        A-4
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES...............................       A-10

                                 SPECIAL TERMS

ACCUMULATION UNIT:  a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY:  Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT:  all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK:  the Sum Insured less the Policy Value.

LOAN VALUE:  the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: a monthly premium amount calculated by the Company and specified in your Policy. If you pay this amount, the Company guarantees that your Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. Making payments at least equal to the Minimum Monthly Factors, however, will not prevent the Policy from lapsing if (a) Debt exceeds Policy Value less surrender charges, or (b) partial withdrawals and partial withdrawal charges have reduced premium payments below an amount equal to the Minimum Monthly Factor multiplied by the number of months since the Date of Issue or the effective date of an increase.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM:  an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a division of the VEL II Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund ("Fidelity VIP") or the Variable Insurance Products Fund II ("Fidelity VIP II"), the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series ("T. Rowe Price"), Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. ("DGPF").

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS (FUNDS): the Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., and the Series of the Delaware Group Premium Fund, Inc. available under the Policy.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a separate account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY



The following is a summary of the flexible premium variable life insurance policy sold by Allmerica Financial Life Insurance and Annuity Company. It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product.

 FREE-LOOK PERIOD -- The Policy provides for an initial Free-Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:



 - 45 days after the application for the Policy is signed,



 - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or



 - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.



 Upon returning the Policy, you will receive a refund equal to the sum of:



 (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL II Account, PLUS



 (2)  the value of the amounts allocated to the VEL II Account, PLUS



 (3)  any fees or charges imposed on the amounts allocated to the VEL II
      Account.



 The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid. A free-look privilege also applies after a requested increase in the Face Amount. See "THE POLICY," "Free-Look Period."



 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a non-variable flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue age, Date of Issue, and Premium Class as the original Policy. See "THE POLICY," "Conversion Privileges."

ABOUT THE POLICY



The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:



- life insurance coverage on the named Insured,



- Policy Value,



- surrender rights and partial withdrawal rights,



- loan privileges, and



- in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the VEL II Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.


FLEXIBLE PREMIUM



The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.



The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.



CONDITIONAL INSURANCE



If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount of insurance applied for but not to exceed $500,000. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance are met. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.



If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.



POLICIES ISSUED IN CONNECTION WITH TSA PLANS



The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. These Policies are subject to restrictions on withdrawals, surrender and policy loans. See "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS" and POLICY LOANS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS"



MINIMUM MONTHLY FACTOR



The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in your Policy. If you pay this amount, the Company guarantees that the Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. At all other times, however, payments of such premiums do not guarantee that the Policy will remain in force. See

"THE POLICY," "Premium Payments." Moreover, even during the 48-month period, if Debt exceeds the Policy Value less surrender charges, then making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing.



ALLOCATION OF INITIAL PREMIUMS



Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if you have paid less than $10,000 of initial Net Premiums, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. If initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. See "THE POLICY," "Applying For a Policy."



Net premiums may be allocated to one or more Sub-Accounts of the VEL II Account, to the General Account, or to any combination of accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE POLICY -- Allocation of Net Premiums." Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."



PARTIAL WITHDRAWALS


After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000.

A transaction charge, which is described in "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE POLICY," "Partial Withdrawal" and "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."


PREFERRED LOAN OPTION -- A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.



There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.



POLICIES ISSUED IN CONNECTION WITH TSA PLANS -- Loans from Policies issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code are subject to additional restrictions. See POLICY LOANS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS.



POLICY LAPSE AND REINSTATEMENT



The failure to make premium payments will not cause a Policy to lapse unless:



    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or



    (b) Debt exceeds Policy Value less surrender charges.



A 62-day grace period applies to each situation.



Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:



- the sum of the payments your have made, minus any Policy loans, withdrawals and withdrawal charges.



- the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) MULTIPLIED by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.



The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later that the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See "POLICY TERMINATION AND REINSTATEMENT."


POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL II Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL II Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE POLICY," "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST SUM INSURED

Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See "THE POLICY," "Change In Face Amount."

The minimum increase in Face Amount is $10,000 and any increase also may require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE POLICY," "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS

You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, and Living Benefits Rider. See "APPENDIX A -- OPTIONAL BENEFITS."

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From the Policy Value."

POLICY FEES AND CHARGES

THERE ARE COSTS RELATED TO THE INSURANCE AND INVESTMENT FEATURES OF THE POLICY. FEES AND CHARGES TO COVER THESE COSTS ARE DEDUCTED IN SEVERAL WAYS.


DEDUCTIONS FROM EACH PREMIUM



A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The tax expense charge is currently 3 1/2% but may be increased or decreased to reflect changing tax rates. See "CHARGES AND DEDUCTIONS," "Tax Expense Charge."

MONTHLY DEDUCTIONS FROM THE POLICY VALUE



On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See "CHARGES AND DEDUCTIONS," "Monthly Deductions from the Policy Value."



The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.



A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries.



As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policy for an additional monthly charge. See "APPENDIX A -- OPTIONAL BENEFITS."



DEDUCTIONS FROM THE VEL II ACCOUNT



A daily charge currently equivalent to an effective annual rate of 0.80% of the average daily net asset value of each Sub-Account of the VEL II Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the VEL II Amount. The rate is 0.65% for the mortality and expense risk and 0.15% for the VEL II Account administrative charge. The administrative charge is eliminated after the tenth Policy year. See "CHARGES AND DEDUCTIONS," "Charges Against Assets of the VEL II Account."


The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See "INVESTMENT OPTIONS -- CHARGES OF THE UNDERLYING INVESTMENT COMPANIES," below.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn or $25. In addition to the transaction charge, a partial withdrawal charge also may be made under certain circumstances. See "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal."

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See "THE POLICY," "Change In the Face Amount" and "CHARGES AND DEDUCTIONS," "Charge for Increase In the Face Amount."

TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE POLICY," "Transfer Privilege" and "CHARGES AND DEDUCTIONS," "Transfer Charges."

SURRENDER CHARGES



At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount.



SURRENDER CHARGE ON THE INITIAL FACE AMOUNT



The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.



The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. The deferred sales charge is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80). See "THE POLICY," "Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."


In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in " APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received that are in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."


SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT



A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is the deferred administrative charge, and
(b) is a deferred sales charge. The deferred administrative charge is equal to $8.50 per thousand dollars of increase . The deferred sales charge is equal to 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums that varies by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).



In accordance with state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month (depending on Age at increase) thereafter. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The actual surrender charge with respect to the increase may be less than the maximum. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."

OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See "CHARGES AND DEDUCTIONS," "Other Administrative Charges."


INVESTMENT OPTIONS



The Policy permits Net Premiums to be allocated either to the Company's General Account or to the VEL II Account. The VEL II Account currently is comprised of 18 Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment Management Company, Inc., Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management, T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., with respect to the International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers, Ltd. with respect to the International Equity Series. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE POLICY," "Transfer Privilege." The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:



ALLMERICA INVESTMENT TRUST           FIDELITY VIP
Select International Equity Fund     VIP Overseas Portfolio
Select Aggressive Growth Fund        Equity-Income Portfolio
Select Capital Appreciation Fund     Growth Portfolio
Small-Mid Cap Value Fund             High Income Portfolio
Select Growth Fund                   FIDELITY VIP II
Growth Fund                          Asset Manager Portfolio
Equity Index Fund                    T. ROWE PRICE
Select Growth and Income Fund        International Stock
Investment Grade Income Fund         Portfolio
Government Bond Fund                 DGPF
Money Market Fund                    International Equity
                                     Series


Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

CHARGES OF THE UNDERLYING FUNDS



In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                        MANAGEMENT     OTHER FUND     TOTAL FUND
UNDERLYING FUND                                             FEE         EXPENSES       EXPENSES
-----------------------------------------------------  -------------  -------------  -------------
Select International Equity Fund
DGPF International Equity Series
Fidelity VIP Overseas Portfolio
T. Rowe Price International Stock Portfolio
Select Aggressive Growth Fund
Select Capital Appreciation Fund
Small-Mid Cap Value Fund
Select Growth Fund
Growth Fund
Fidelity VIP Growth Portfolio
Equity Index Fund
Select Growth and Income Fund
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Asset Manager Portfolio
Fidelity VIP High Income Portfolio
Investment Grade Income Fund
Government Bond Fund
Money Market Fund



* Under the Management Agreement with the Trust, Allmerica Investment Management Company, Inc. ("Allmerica Investment") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Small-Mid Cap Value Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. Without the effect of the expense limitation, in 1996 the total operation expenses of the Select Capital Appreciation Fund would have been _____% of average net assets. The total operating expenses of the other Funds were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investment to declare future expense limitations with respect to any Fund.



** A portion of the brokerage commissions the Portfolio paid was used to reduce the expenses. Without this reduction, total operating expenses would have been ___% for the Fidelity VIP Equity-Income Portfolio and ____% for the Fidelity VIP Growth Portfolio.



Fidelity Management & Research Company ("Fidelity Management") has voluntarily agreed to temporarily limit total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio to an annual rate of 1.50%, and the Fidelity VIP High Income Portfolio to an annual rate of 1.00%, of each of the Portfolio's net assets. The total operating expenses of the Portfolios were less than their respective caps in 1996.



*** Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to waive its management fee and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the corresponding net assets. This waiver has been in effect from the commencement of the public offering for the Series and has been extended through December 31, 1996. Without the expense limitation, in 1996 the total annual expenses of the International Equity Series would have been ______%.


TAXATION OF THE POLICIES

The Policy generally is subject to the same federal income tax treatment as a conventional fixed benefit life insurance Policy. Under current tax law, to the extent there is no change in benefits, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under
Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS," "Taxation of the Policy."

A Policy may be considered a "modified endowment contract" if it fails a "seven-pay " test at any time during the first seven Policy years. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSEQUENCES," "Modified Endowment Contracts."
                            ------------------------

                            PERFORMANCE INFORMATION

The Policy first was offered to the public in 1993. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICY, SEE "CHARGES AND DEDUCTIONS."

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1996. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to:

- Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or

- other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

- the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                               10 Years
                                                     One-Year                  or Life        Years
                                                      Total          5         of Fund        Since
Underlying Fund                                       Return       Years      (if less)     Inception

Select International Equity Fund                        21.21%         N/A        12.94%         2.67
DGPF International Equity Series                        19.30%         N/A        11.72%         4.17
Fidelity VIP Overseas Portfolio                         12.53%        8.22%        7.18%         9.92
T. Rowe Price International Stock Portfolio             13.99%         N/A         9.22%         2.58
Select Aggressive Growth Fund                           17.83%         N/A        18.99%         4.36
Select Capital Appreciation Fund                         8.14%         N/A        27.50%         1.67
Small-Mid Cap Value Fund                                27.76%         N/A        14.11%         3.67
Select Growth Fund                                      21.28%         N/A        11.92%         4.36
Growth Fund                                             19.46%       11.84%       14.04%        10.00
Fidelity VIP Growth Portfolio                           14.01%       14.20%       14.40%        10.00
Equity Index Fund                                       21.56%       13.64%       16.99%         6.26
Select Growth and Income Fund                           20.53%         N/A        13.04%         4.36
Fidelity VIP Equity-Income Portfolio                    13.59%       16.99%       13.00%        10.00
Fidelity VIP II Asset Manager Portfolio                 13.91%       10.54%       10.96%         7.32
Fidelity VIP High Income Portfolio                      13.34%       14.00%       10.40%        10.00
Investment Grade Income Fund                             2.93%        6.38%        7.60%        10.00
Government Bond Fund                                     2.88%        4.67%        6.21%         5.35
Money Market Fund                                        4.72%        3.50%        5.18%        10.00


* If less than 10 years. The inception dates for the Underlying Funds are:
4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                       TABLE II: SUB-ACCOUNT PERFORMANCE
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                        10 Years
                                                One-Year                or Life        Years
                                                 Total         5        of Fund        Since
Underlying Fund                                  Return      Years     (if less)    Inception*

Select International Equity Fund                  -92.77%        N/A      -19.89%         2.67
DGPF International Equity Series                  -94.51%        N/A       -3.46%         4.17
Fidelity VIP Overseas Portfolio                  -100.00%      -3.03%       3.73%         9.92
T. Rowe Price International Stock Portfolio       -99.34%        N/A      -26.43%         2.58
Select Aggressive Growth Fund                     -95.85%        N/A        6.01%         4.36
Select Capital Appreciation Fund                 -100.00%        N/A      -40.05%         1.67
Small-Mid Cap Value Fund                          -86.79%        N/A       -4.71%         3.67
Select Growth Fund                                -92.70%        N/A       -2.20%         4.36
Growth Fund                                       -94.36%       1.16%      10.95%        10.00
Fidelity VIP Growth Portfolio                     -99.32%       3.85%      11.32%        10.00
Equity Index Fund                                 -92.45%       3.22%      10.22%         6.26
Select Growth and Income Fund                     -93.39%        N/A       -0.88%         4.36
Fidelity VIP Equity-Income Portfolio              -99.71%       7.00%       9.87%        10.00
Fidelity VIP II Asset Manager Portfolio           -99.41%      -0.34%       5.31%         7.32
Fidelity VIP High Income Portfolio                -99.93%       3.63%       7.18%        10.00
Investment Grade Income Fund                     -100.00%      -5.19%       4.26%        10.00
Government Bond Fund                             -100.00%      -7.22%      -4.29%         5.35
Money Market Fund                                -100.00%      -8.62%       1.73%        10.00


* If less than 10 years. The inception dates for the Underlying Funds are:
4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small-Mid Cap Value; 5/01/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

DESCRIPTION OF THE COMPANY, THE VEL II ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1996, the Company had over ___ billion in assets and over ____ billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1996 First Allmerica and its subsidiaries (including the Company) had over _______ billion in combined assets and over ______ billion in life insurance in force.

THE VEL II ACCOUNT

The VEL II Account was authorized by vote of the Board of Directors of the Company on January 21, 1993. The VEL II Account is registered with the Securities and Exchange Commission ("SEC") SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL II Account or the Company by the SEC.


The assets used to fund the variable portion of the Policy are set aside in the VEL II Account, and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL II Account may not be charged with any liabilities arising out of any other business of the Company. The VEL II Account currently has 18 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:



- Allmerica Investment Trust



- Variable Insurance Products Fund



- Variable Insurance Products Fund II



- T. Rowe Price International Series, Inc.



- Delaware Group Premium Fund, Inc.


The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the VEL II Account.

Each Sub-Account has two subdivisions. One subdivision applies to a Policy during the first ten Policy years, which are subject to the VEL II Account administrative charge. See "CHARGES AND DEDUCTIONS," "Charges Against Assets of the VEL II Account." Thereafter, such a Policy automatically is allocated to the second subdivision to account for the elimination of the VEL II Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and VEL II Account.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment Policy of the Trust or its separate investment funds.


The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Mid-Cap Value Fund.


Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Underlying Funds. See "INVESTMENT ADVISORY SERVICES," "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. Fidelity Management is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Policy: the Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Policy: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment Policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.



DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.



FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.



SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.



SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.



SMALL-MID CAP VALUE FUND -- The Small-Mid Cap Value Fund of the Trust seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.



SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.



FIDELITY VIP GROWTH PORTFOLIO -- the Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.



EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.



SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.



FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.



FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.



FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.



INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.



GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.



MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.


CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment Policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-

Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment Policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment. Allmerica Asset Management, Inc., an indirect wholly-owned subsidiary of Allmerica Financial Corporation, is an affiliate of the Company.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select International Equity             *              1.00%
Fund

Select Aggressive Growth Fund           *              1.00%

Select Capital Appreciation             *              1.00%
Fund

Small-Mid Cap Value Fund           First $100          1.00%
                                     million           0.85%
                                   $100 - 250          0.80%
                                     million           0.75%
                                   $250- $500          0.70%
                                     million
                                   $500 - $750
                                     million
                                Over $750 million

Select Growth Fund                      *              0.85%

Growth Fund                     First $50 million      0.60%
                                $50 - 250 million      0.50%
                                Over $250 million      0.35%

Equity Index Fund               First $50 million      0.35%
                                $50 - 250 million      0.30%
                                Over $250 million      0.25%

Select Growth and Income Fund   First $50 million      0.75%
                                $50 - 250 million
                                Over $250 million

Investment Grade Income Fund    First $50 million      0.50%
                                $50 - 250 million      0.35%
                                Over $250 million      0.25%

Government Bond Fund            First $50 million      0.50%
                                $50 - 250 million
                                Over $250 million

Money Market Fund               First $50 million      0.35%
                                $50 - 250 million      0.25%
                                Over $250 million      0.20%



*For the Government Bond Fund, Select International Equity Fund, Select
 Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, and Select Growth and Income Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.


Allmerica Investment's fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The Sub-Advisers and the fees they receive from Allmerica Investment (computed daily at an annual rate based on the average daily net asset value of each
Fund), are as follows:


          Sub-Adviser                          Fund                Net Asset Value     Rate
--------------------------------  ------------------------------  -----------------  ---------

Bank of Ireland Asset Management  Select International Equity     First $50 million      0.45%
(U.S.) Limited                    Fund                            Next $50 million       0.40%
                                                                  Over $100 million      0.30%

Nicholas-Applegate Capital        Select Aggressive Growth Fund          **              0.60%
Management

Janus Capital Corporation         Select Capital Appreciation        First $100          0.60%
                                  Fund                                 million           0.55%
                                                                  Over $100 million

CRM Advisors, LLC                 Small-Mid Cap Value Fund           First $100          0.60%
                                                                       million           0.50%
                                                                     $100 - 250          0.40%
                                                                       million          0.375%
                                                                     $250- $500          0.35%
                                                                       million
                                                                     $500 - $750
                                                                       million
                                                                  Over $750 million

Putnam Investment Management,     Select Growth Fund              First $50 million      0.50%
Inc.                                                              $50 - 150 million      0.45%
                                                                     $150 - 250          0.35%
                                                                       million           0.30%
                                                                     $250 - 350          0.25%
                                                                       million
                                                                  Over $350 million

Miller, Anderson & Sherrerd, LLP  Growth Fund                             *                  *

Allmerica Asset Management, Inc.  Equity Index Fund                      **              0.10%

John A. Levin & Co., Inc.         Select Growth and Income Fund      First $100          0.40%
                                                                       million           0.25%
                                                                  Next $200 million      0.30%
                                                                      Over $300
                                                                      million**

Allmerica Asset Management, Inc.  Investment Grade Income Fund           **              0.20%

Allmerica Asset Management, Inc.  Government Bond Fund                   **              0.20%

Allmerica Asset Management, Inc.  Money Market Fund                      **              0.10%


*Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the Affiliated Accounts) which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

   Aggregate Average Net
          Assets               Rate
---------------------------  ---------
     First $50 million          0.500%
     $50 - 100 million          0.375%
    $100 - 500 million          0.250%
    $500 - 850 million          0.200%
     Over $850 million          0.150%

**For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II

For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The fee rates of the Equity-Income, Growth, Asset Manager and Overseas Portfolios each are made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.25% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month. Thus, the High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $____ billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL

II Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The VEL II Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL II Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL II Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the VEL II Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY


APPLYING FOR A POLICY



A Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.



CONDITIONAL INSURANCE AGREEMENT



It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.



If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.



PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL


Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions when the Delivery Receipt is returned to the Principal Office. For all other Policyowners, the date we transfer the initial net premium from the General Account to the selected Sub-Accounts depends on the premium amount. If the initial net premiums are less than $10,000, the amounts held in the General Account will be allocated to the selected Sub-Accounts not later than three days after underwriting approval of the Policy. If the initial net premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium, plus any interest earned, will remain in the General Account until return of the Policy's Delivery Receipt to the Principal Office. The entire amount held in the General Account for allocation to the VEL II Account then will be allocated to the Sub-Accounts according to your instructions.

FREE-LOOK PERIOD



The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of :



- 45 days after the application for the Policy is signed, or



- 10 days after you receive the Policy (or longer if required by state law), or



- 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.



When you return the Policy, the Company will mail within seven days a refund equal to the sum of:



(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL II Account, PLUS



(2) the value of the amounts allocated to the VEL II Account, PLUS



(3) any fees or charges imposed on the amounts allocated to the VEL II Account.



The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.



FREE LOOK WITH FACE AMOUNT INCREASES -- After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:



- 45 days after the application for the increase is signed, or



- 10 days after you receive the new specification pages issued for the increase (or longer if required by state law), or



- 10 days after the Company mails or delivers a notice of withdrawal rights to you.



Upon cancelling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.


CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL II Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL II Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the VEL II Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under a MAP procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT."


MINIMUM MONTHLY FACTOR



If, in the first 48 Policy months following issue or an increase in the Face Amount, you make premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in Face Amount, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. EXCEPT FOR THE 48 Policy MONTHS AFTER THE DATE OF ISSUE, OR THE EFFECTIVE DATE OF AN INCREASE IN THE FACE AMOUNT, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by IRS rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See "POLICY TERMINATION AND REINSTATEMENT."

INCENTIVE FUNDING DISCOUNT

We will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

PAID-UP INSURANCE OPTION



Upon written request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.



The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Variable Account to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.



IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:



- As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.



- The Company will transfer the Policy Value in the Variable Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Variable Account.



- The Policyowner may not make further premium payments.



- The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.



- Riders will continue only with the Company's consent.



After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.



ALLOCATION OF NET PREMIUMS



The Net Premium equals the premium paid less the 3 1/2% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL II Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.



FUTURE CHANGES ALLOWED


You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The Policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.

The procedures the Company follows for telephone transactions include requiring callers to identify themselves by name, and to identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in "THE POLICY -- Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Currently, transfers involving the General Account are permitted only if:



- there has been at least a 90-day period since the last transfer from the General Account, and



- the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.



These rules are subject to change by the Company.



DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION



You may have automatic transfers of at least $100 a month made on a periodic basis:



- from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or



- to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").



Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.



TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS



The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:



- the minimum amount that may be transferred,



- the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,



- the minimum period of time between transfers involving the General Account, and



- the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.


DEATH PROCEEDS

As long as the Policy remains in force (see "POLICY TERMINATION AND REINSTATEMENT"), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS -- Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See "APPENDIX B --DEATH PROCEEDS PAYMENT OPTIONS."


Prior to the Final Premium Payment Date, the Death Proceeds are equal to:



- the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; PLUS



- any additional insurance on the Insured's life that is provided by rider;
  MINUS



- any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.



After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.


SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE

 Age of Insured                                     Percentage of
on Date of Death                                    Policy Value
-------------------------------------------------  ---------------
    40 and under.................................          250%
    45...........................................          215%
    50...........................................          185%
    55...........................................          150%
    60...........................................          130%
    65...........................................          120%
    70...........................................          115%
    75...........................................          105%
    80...........................................          105%
    85...........................................          105%
    90...........................................          105%
    95 and above.................................          100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS -- Monthly Deduction From Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

- the Face Amount plus Policy Value; or

- the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.


CHANGE IN SUM INSURED OPTION


Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a written request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.


CHANGE FROM OPTION 1 TO OPTION 2


If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See "CHARGES AND DEDUCTIONS," "Monthly Deduction from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1


If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL II Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner. See "THE POLICY -- Premium Payments."


CHANGE IN THE FACE AMOUNT


Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.


INCREASES IN THE FACE AMOUNT


Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From the Policy Value -- Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See "THE POLICY," "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.


DECREASES IN THE FACE AMOUNT


The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS," "Monthly Deduction From Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

- the Face Amount provided by the most recent increase;

- the next most recent increases successively; and

- the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See "CHARGES AND DEDUCTIONS -- Surrender Charge."


POLICY VALUE AND SURRENDER VALUE


The Policy Value is the total amount available for investment, and is equal to the sum of:

- your accumulation in the General Account, PLUS

- the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See "THE POLICY," "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the VEL II Account; see "THE POLICY," "Applying For A Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

- the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

- the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the VEL II Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 1.275%; and

(d) is the VEL II Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."


DEATH PROCEEDS PAYMENT OPTIONS


During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in Appendix B, "DEATH PROCEEDS PAYMENT OPTIONS." These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A, "OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS," "Monthly Deduction From the Policy Value."


POLICY SURRENDER



You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:



- the Policy Value, MINUS



- any Debt and applicable surrender charges.


The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender, and the Policy, are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than 15 full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in the Face Amount. See "CHARGES AND DEDUCTIONS," " Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B, "DEATH PROCEEDS PAYMENT OPTIONS." Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER POLICY PROVISIONS," "Postponement Of Payments."


The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS.


For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS," " Postponement of Payments."

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS. For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE

Currently, a deduction of 3 1/2% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2 1/2% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2 1/2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.


The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.


MONTHLY DEDUCTION FROM THE POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See "THE POLICY," "Change In the Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE -- If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 ( assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.


EFFECT OF THE GUIDELINE MINIMUM SUM INSURED -- If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by :



- multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS



    - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)



                                         OR



    - the Face Amount plus the Policy Value (if you selected Sum Insured Option
      2).


When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See "THE POLICY," "Change In the Face Amount," "Decreases."

COST OF INSURANCE RATES -- Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL II ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the VEL II Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 1.275% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

VEL II ACCOUNT ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the VEL II Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the VEL II Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No VEL II Account administrative charge is imposed after the tenth Policy year. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue Age) thereafter, as described in APPENDIX D, "CALCULATION OF MAXIMUM SURRENDER CHARGES." This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS

If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."


SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE


A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. The maximum Surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter, as provided in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE -- During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a Surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum Surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

- the most recent increase;

- the next most recent increases successively, and

- the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

- first, the surrender charge for the most recent increase in the Face Amount;

- second, the surrender charge for the next most recent increases successively;

- last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See "THE POLICY," "Transfer Privilege."


You may have automatic transfers of at least $100 a month made on a periodic basis:

- from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts; or



- to reallocate Policy Value among the Sub-Accounts.


The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See "THE POLICY," "Conversion Privileges," and "POLICY LOANS."

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS -- Postponement Of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION -- A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.



There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL II Account cannot exceed the Policy Value previously transferred from the VEL II Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS



Policies loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income. Policy loans must meet the following additional requirements:



- Loans must be repaid within five (5) years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policyowner's principal residence.



- All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

- The sum of all outstanding loan balances for all loans from all the Policyowner's TSA plans may not exceed the lesser of:



    - $50,000 reduced by the excess (if any) of



       - the highest outstanding balance of loans from all of the Policyowner's TSA plans during the one-year period preceding the date of the loan, minus



       - the outstanding balance of loans from the Policyowner's TSA plans on the date on which such loan was made



                                           OR



    - 50% of the Policyowner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.



See "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS.


                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.


LIMITED 48-MONTH GUARANTEE


Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

- a written application for reinstatement,

- Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

- a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of

- the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

- Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.


POLICY VALUE ON REINSTATEMENT



The Policy Value on the date of reinstatement is:



- the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS



- an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS



- the Monthly Deduction due on the date of reinstatement.


You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the VEL II Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (I) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2i) an emergency exists, as determined by the

SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL II Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


            NAME AND POSITION                       PRINCIPAL OCCUPATION(S) DURING
              WITH COMPANY                                  PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Bruce C. Anderson, Director                Director of First Allmerica since 1996; Vice
                                            President, First Allmerica

Abigail M. Armstrong, Secretary and        Secretary of First Allmerica since 1996; Counsel,
Counsel                                     First Allmerica

John P. Kavanaugh, Director, Vice          Director and Chief Investment Officer of First
President and Chief Investment Officer      Allmerica since 1996; Vice President, First
                                            Allmerica

John F. Kelly, Director                    Director of First Allmerica since 1996; Senior
                                            Vice President, General Counsel and Assistant
                                            Secretary, First Allmerica

J. Barry May, Director                     Director of First Allmerica since 1996; Director
                                            and President, The Hanover Insurance Company
                                            since 1996; Vice President, The Hanover
                                            Insurance Company, 1993 to 1996

James R. McAuliffe, Director               Director of First Allmerica since 1996; President
                                            and CEO, Citizens Insurance Company of America
                                            since 1994; Vice President 1982 to 1994 and
                                            Chief Investment Officer, First Allmerica 1986
                                            to 1994

John F. O'Brien, Director and Chairman of  Director, Chairman of the Board, President and
the Board                                   Chief Executive Officer, First Allmerica since
                                            1989

Edward J. Parry, III, Director, Vice       Director and Chief Financial Officer of First
President, Chief Financial Officer and      Allmerica since 1996; Vice President and
Treasurer                                   Treasurer, First Allmerica since 1993

Richard M. Reilly, Director, President     Director of First Allmerica since 1996; Vice
and Chief Executive Officer                 President, First Allmerica ; Director, Allmerica
                                            Investments, Inc.; Director and President,
                                            Allmerica Investment Management Company, Inc.

Larry C. Renfro, Director                  Director of First Allmerica since 1996; Vice
                                            President, First Allmerica

Eric A. Simonsen, Director and Vice        Director of First Allmerica since 1996; Vice
President                                   President, First Allmerica; Chief Financial
                                            Officer, First Allmerica 1990 to 1996

Phillip E. Soule, Director                 Director of First Allmerica since 1996; Vice
                                            President, First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., a subsidiary of First Allmerica, acts as the principal underwriter of the Policy pursuant to a Sales and Administrative Services Agreement with the Company and the VEL II Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policy is sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays commissions to registered representatives who sell the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year, or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the VEL II Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the VEL II Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). In addition, you will be sent periodic reports containing financial statements and other information for the VEL II Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL II Account is a party, or to which the assets of the VEL II Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the VEL II Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.


                            INDEPENDENT ACCOUNTANTS



The financial statements of the Company as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996 and of the VEL II Account as of December 31, 1996 and for the periods in 1996 and 1995 indicated, included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL II ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL II Account. Based on this, no charge is made for federal income taxes which may be attributable to the VEL II Account.

Periodically, the Company will review the question of a charge to the VEL II Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL II Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL II Account.

TAXATION OF THE POLICY

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL II Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first fifteen years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS



The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.



Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.



A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.



Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.


MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance Policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums.

If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL

BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes a flexible premium variable life insurance Policy and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the VEL II Account. For complete details regarding the General Account, see the Policy itself.

SURRENDERS AND PARTIAL WITHDRAWALS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account.

TRANSFERS

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans also may be made from the Policy Value in the General Account.

DELAY OF PAYMENTS

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days (10 days in New York) or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and the VEL II Account are included in this Prospectus beginning immediately after this section. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL II Account.

                         APPENDIX A--OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

    This rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.


EXCHANGE TO TERM INSURANCE RIDER



    This rider allows a POLICYOWNER which is a corporation or corporate grantor trust to exchange the Policy prior to the third Policy anniversary for a five-year non-convertible term insurance Policy.

                   APPENDIX B--DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that otherwise would be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

- the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

- the rate in the Policy for the applicable payment option.

The following payment options currently are available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the VEL II Account.

Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

         - upon the death of the payee, with no further payments due (Life Annuity), or

         - upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

         - upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

         - in the same amount as the original amount; or

         - in an amount equal to 2/3 of the original amount; or

         - in an amount equal to 1/2 of the original amount.

         Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the written request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the written request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. Should a payee under Option B or E die prior to the due date of the second monthly payment, however, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

           APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Policy's Sum Insured and Policy Value could vary over an extended period of time.


ASSUMPTIONS


The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrate the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the VEL II Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the VEL II Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.


DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and the Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL II Account for mortality and expense risks and the VEL II Account administrative charge for the first ten Policy years. In the Current Cost of Insurance tables, the VEL II Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the VEL II Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the VEL II Account charges are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the VEL II Account in the first ten Policy Years, and 0.90% thereafter.


EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and, in 1996, ranged from an annual
rate of      % to an annual rate of    % of average daily net assets. The fees
and expenses associated with the Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Policy Value among the Sub-Accounts.

Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Mid-Cap Value Fund. Without the effect of the expense limitation, in 1996 the total operation expenses of the Select
Capital Appreciation Fund would have been    % of average net assets. Fidelity
Management voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. Delaware International voluntarily agreed to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Except as noted, in 1996 the expenses of the Underlying Funds did not exceed the expense limitations.

NET ANNUAL RATES OF INVESTMENT

Taking into account the mortality and expense risk charge and the VEL II Account administrative charge and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00%, 10.00%, respectively, during the first ten Policy years and -1.75%, 4.25% and 10.25%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL II Account since no charges are currently made. Iif in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  ---------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------
    1           1,470          283       1,178      76,178          359       1,254     76,254         435       1,331     76,331
    2           3,013        1,312       2,333      77,333        1,538       2,559     77,559       1,774       2,795     77,795
    3           4,634        2,398       3,465      78,465        2,850       3,917     78,917       3,339       4,407     79,407
    4           6,336        3,549       4,574      79,574        4,305       5,329     80,329       5,156       6,180     81,180
    5           8,123        4,699       5,659      80,659        5,837       6,797     81,797       7,171       8,132     83,132

    6           9,999        5,825       6,721      81,721        7,427       8,324     83,324       9,383      10,280     85,280
    7          11,969        6,927       7,759      82,759        9,077       9,910     84,910      11,810      12,643     87,643
    8          14,037        8,000       8,768      83,768       10,784      11,553     86,553      14,470      15,238     90,238
    9          16,209        9,049       9,753      84,753       12,555      13,260     88,260      17,390      18,094     93,094
   10          18,490       10,062      10,703      85,703       14,381      15,021     90,021      20,585      21,226     96,226

   11          20,884       11,161      11,673      86,673       16,390      16,903     91,903      24,222      24,735     99,735
   12          23,398       12,237      12,621      87,621       18,476      18,860     93,860      28,219      28,603    103,603
   13          26,038       13,287      13,544      88,544       20,638      20,895     95,895      32,610      32,866    107,866
   14          28,810       14,312      14,440      89,440       22,880      23,008     98,008      37,436      37,564    112,564
   15          31,720       15,309      15,309      90,309       25,201      25,201    100,201      42,740      42,740    117,740

   16          34,777       16,147      16,147      91,147       27,476      27,476    102,476      48,441      48,441    123,441
   17          37,985       16,950      16,950      91,950       29,829      29,829    104,829      54,715      54,715    129,715
   18          41,355       17,714      17,714      92,714       32,261      32,261    107,261      61,621      61,621    136,621
   19          44,892       18,440      18,440      93,440       34,775      34,775    109,775      69,223      69,223    144,223
   20          48,607       19,126      19,126      94,126       37,371      37,371    112,371      77,592      77,592    152,592

 Age 60        97,665       23,624      23,624      98,624       68,489      68,489    143,489     225,810     225,810    302,586
 Age 65       132,771       23,633      23,633      98,633       87,621      87,621    162,621     374,826     374,826    457,288
 Age 70       177,576       21,275      21,275      96,275      108,731     108,731    183,731     615,951     615,951    714,503
 Age 75       234,759       15,583      15,583      90,583      131,003     131,003    206,003   1,007,907   1,007,907  1,082,907

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

            PREMIUMS              HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS         GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  ---------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY       DEATH      SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------
    1           1,470          262       1,158      76,158          338       1,233     76,233         414       1,309     76,309
    2           3,013        1,269       2,290      77,290        1,492       2,514     77,514       1,725       2,747     77,747
    3           4,634        2,330       3,398      78,398        2,776       3,843     78,843       3,258       4,326     79,326
    4           6,336        3,455       4,479      79,479        4,197       5,222     80,222       5,034       6,058     81,058
    5           8,123        4,574       5,535      80,535        5,690       6,651     81,651       6,999       7,960     82,960

    6           9,999        5,667       6,563      81,563        7,234       8,131     83,131       9,149      10,045     85,045
    7          11,969        6,733       7,565      82,565        8,832       9,664     84,664      11,500      12,333     87,333
    8          14,037        7,770       8,539      83,539       10,482      11,250     86,250      14,072      14,840     89,840
    9          16,209        8,780       9,484      84,484       12,186      12,891     87,891      16,884      17,589     92,589
   10          18,490        9,760      10,400      85,400       13,946      14,586     89,586      19,961      20,601     95,601

   11          20,884       10,803      11,316      86,316       15,865      16,377     91,377      23,446      23,958     98,958
   12          23,398       11,818      12,202      87,202       17,846      18,230     93,230      27,260      27,644    102,644
   13          26,038       12,803      13,059      88,059       19,892      20,149     95,149      31,438      31,694    106,694
   14          28,810       13,758      13,886      88,886       22,004      22,132     97,132      36,014      36,142    111,142
   15          31,720       14,682      14,682      89,682       24,184      24,184     99,184      41,030      41,030    116,030

   16          34,777       15,446      15,446      90,446       26,304      26,304    101,304      46,398      46,398    121,398
   17          37,985       16,177      16,177      91,177       28,493      28,493    103,493      52,296      52,296    127,296
   18          41,355       16,873      16,873      91,873       30,752      30,752    105,752      58,775      58,775    133,775
   19          44,892       17,533      17,533      92,533       33,084      33,084    108,084      65,893      65,893    140,893
   20          48,607       18,156      18,156      93,156       35,488      35,488    110,488      73,713      73,713    148,713

 Age 60        97,665       21,524      21,524      96,524       63,150      63,150    138,150     209,388     209,388    284,388
 Age 65       132,771       20,153      20,153      95,153       78,566      78,566    153,566     342,324     342,324    417,635
 Age 70       177,576       15,057      15,057      90,057       93,126      93,126    168,126     553,120     553,120    641,619
 Age 75       234,759        3,935       3,935      78,935      103,642     103,642    178,642     887,453     887,453    962,453

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

                                 HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PREMIUMS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            PAID PLUS   ---------------------------------  ---------------------------------  ---------------------------------
 POLICY    INTEREST AT   SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR     5% PER YEAR     VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------
    1           4,410            0       3,200    250,000          75       3,418    250,000         293       3,636    250,000
    2           9,041        2,566       6,301    250,000       3,203       6,937    250,000       3,866       7,601    250,000
    3          13,903        3,384       9,287    250,000       4,644      10,546    250,000       6,011      11,913    250,000
    4          19,008        6,494      12,161    250,000       8,584      14,251    250,000      10,945      16,612    250,000
    5          24,368        9,609      14,921    250,000      12,740      18,052    250,000      16,424      21,736    250,000

    6          29,996       12,594      17,552    250,000      16,981      21,939    250,000      22,359      27,317    250,000
    7          35,906       15,464      20,068    250,000      21,325      25,929    250,000      28,815      33,419    250,000
    8          42,112       18,216      22,466    250,000      25,775      30,024    250,000      35,848      40,098    250,000
    9          48,627       20,851      24,747    250,000      30,335      34,231    250,000      43,524      47,420    250,000
   10          55,469       23,355      26,897    250,000      35,000      38,542    250,000      51,904      55,446    250,000

   11          62,652       26,251      29,084    250,000      40,312      43,145    250,000      61,627      64,460    250,000
   12          70,195       29,021      31,146    250,000      45,758      47,883    250,000      72,264      74,389    250,000
   13          78,114       31,648      33,064    250,000      51,331      52,748    250,000      83,911      85,328    250,000
   14          86,430       34,120      34,828    250,000      57,030      57,739    250,000      96,687      97,395    250,000
   15          95,161       36,422      36,422    250,000      62,852      62,852    250,000     110,720     110,720    250,000

   16         104,330       37,861      37,861    250,000      68,112      68,112    250,000     125,477     125,477    250,000
   17         113,956       39,125      39,125    250,000      73,515      73,515    250,000     141,838     141,838    250,000
   18         124,064       40,195      40,195    250,000      79,058      79,058    250,000     160,007     160,007    250,000
   19         134,677       41,027      41,027    250,000      84,722      84,722    250,000     180,212     180,212    250,000
   20         145,821       41,647      41,647    250,000      90,544      90,544    250,000     202,749     202,749    250,000

 Age 60        95,161       36,422      36,422    250,000      62,852      62,852    250,000     110,720     110,720    250,000
 Age 65       145,821       41,647      41,647    250,000      90,544      90,544    250,000     202,749     202,749    250,000
 Age 70       210,477       40,696      40,696    250,000     122,197     122,197    250,000     355,914     355,914    412,861
 Age 75       292,995       30,366      30,366    250,000     159,685     159,685    250,000     605,316     605,316    647,688

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

            PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            PAID PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    ---------------------------------  ---------------------------------  ---------------------------------
 POLICY       AT 5%      SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
  YEAR      PER YEAR       VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT      VALUE       VALUE     BENEFIT
---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------
    1           4,410            0       3,102    250,000           0       3,317    250,000         190       3,533    250,000
    2           9,041        2,352       6,087    250,000       2,976       6,711    250,000       3,627       7,362    250,000
    3          13,903        3,051       8,953    250,000       4,279      10,182    250,000       5,614      11,516    250,000
    4          19,008        6,033      11,700    250,000       8,064      13,731    250,000      10,360      16,027    250,000
    5          24,368        9,008      14,321    250,000      12,041      17,353    250,000      15,612      20,924    250,000

    6          29,996       11,857      16,815    250,000      16,092      21,051    250,000      21,290      26,248    250,000
    7          35,906       14,567      19,171    250,000      20,209      24,813    250,000      27,426      32,030    250,000
    8          42,112       17,127      21,377    250,000      24,381      28,631    250,000      34,060      38,310    250,000
    9          48,627       19,527      23,423    250,000      28,601      32,497    250,000      41,237      45,133    250,000
   10          55,469       21,752      25,293    250,000      32,856      36,398    250,000      49,005      52,546    250,000

   11          62,652       24,215      27,049    250,000      37,592      40,425    250,000      57,918      60,751    250,000
   12          70,195       26,483      28,608    250,000      42,360      44,484    250,000      67,584      69,709    250,000
   13          78,114       28,548      29,965    250,000      47,157      48,573    250,000      78,095      79,512    250,000
   14          86,430       30,399      31,107    250,000      51,978      52,686    250,000      89,552      90,260    250,000
   15          95,161       32,013      32,013    250,000      56,808      56,808    250,000     102,063     102,063    250,000

   16         104,330       32,658      32,658    250,000      60,924      60,924    250,000     115,051     115,051    250,000
   17         113,956       33,018      33,018    250,000      65,019      65,019    250,000     129,377     129,377    250.000
   18         124,064       33,055      33,055    250,000      69,068      69,068    250,000     145,217     145,217    250,000
   19         134,677       32,723      32,723    250,000      73,042      73,042    250,000     162,780     162,780    250,000
   20         145,821       31,972      31,972    250,000      76,910      76,910    250,000     182,323     182,323    250,000

 Age 60        95,161       32,013      32,013    250,000      56,808      56,808    250,000     102,063     102,063    250,000
 Age 65       142,821       31,972      31,972    250,000      76,910      76,910    250,000     182,323     182,323    250,000
 Age 70       210,477       20,174      20,174    250,000      93,746      93,746    250,000     316,131     316,131    366,712
 Age 75       292,995            0           0          0     101,672     101,672    250,000     529,651     529,651    566,726

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of the initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase as applicable:

 Applicable Age     Maximum GAPs      Applicable Age      Maximum GAPs
-----------------  ---------------  -------------------  ---------------
         0-55          1.660714                 68           1.290612
           56          1.632245                 69           1.262143
           57          1.603776                 70           1.233673
           58          1.575306                 71           1.205204
           59          1.546837                 72           1.176735
           60          1.518367                 73           1.148265
           61          1.489898                 74           1.119796
           62          1.461429                 75           1.091327
           63          1.432959                 76           1.062857
           64          1.404490                 77           1.034388
           65          1.376020                 78           1.005918
           66          1.347551                 79           0.977449
           67          1.319082                 80           0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS," "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

Ages         The maximum surrender charge remains level for the first 40 Policy months,
0-50         reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and       The maximum surrender charge remains level for 40 Policy months and decreases
above        per month by the percentages below:

               age 51--0.78% per month for 128 months
               age 52--0.86% per month for 116 months
               age 53--0.96% per month for 104 months
               age 54--1.09% per month for 92 months
               age 55 and over--1.25% per month for 80 months

The Factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

   Age of
  issue or          Male           Male          Female         Female
  increase       Non-smoker       Smoker       Non-smoker       Smoker
-------------  ---------------  -----------  ---------------  -----------
          0                           8.63                          7.68
          1                           8.63                          7.70
          2                           8.78                          7.81
          3                           8.94                          7.93
          4                           9.10                          8.05
          5                           9.27                          8.18
          6                           9.46                          8.32
          7                           9.65                          8.47
          8                           9.86                          8.62
          9                          10.08                          8.78
         10                          10.31                          8.95
         11                          10.55                          9.13
         12                          10.81                          9.32
         13                          11.07                          9.51
         14                          11.34                          9.71
         15                          11.62                          9.92
         16                          11.89                         10.14
         17                          12.16                         10.36
         18           10.65          12.44           9.73          10.59
         19           10.87          12.73           9.93          10.83
         20           11.10          13.02          10.15          11.09
         21           11.34          13.33          10.37          11.35
         22           11.59          13.66          10.60          11.63
         23           11.85          14.01          10.85          11.92
         24           12.14          14.38          11.10          12.22
         25           12.44          14.77          11.37          12.54
         26           12.75          15.19          11.66          12.88
         27           13.09          15.64          11.95          13.23
         28           13.45          16.11          12.26          13.60
         29           13.83          16.62          12.59          13.99
         30           14.23          17.15          12.93          14.40
         31           14.66          17.72          13.29          14.83
         32           15.10          18.32          13.67          15.28
         33           15.58          18.96          14.07          15.75
         34           16.08          19.63          14.49          16.25
         35           16.60          20.35          14.93          16.77
         36           17.16          21.10          15.39          17.33
         37           17.75          21.89          15.88          17.91
         38           18.37          22.73          16.39          18.51
         39           19.02          23.55          16.93          19.15
         40           19.71          24.28          17.50          19.81
         41           20.44          25.04          18.09          20.51
         42           21.20          25.85          18.71          21.23
         43           22.02          26.71          19.36          21.98
         44           22.87          27.61          20.04          22.77

   Age of
  issue or          Male           Male          Female         Female
  increase       Non-smoker       Smoker       Non-smoker       Smoker
-------------  ---------------  -----------  ---------------  -----------

         45           23.61          28.56          20.76          23.56
         46           24.36          29.57          21.52          24.23
         47           25.15          30.63          22.33          24.94
         48           26.00          31.16          23.14          24.69
         49           26.90          32.95          23.83          26.47
         50           27.85          34.21          24.57          27.31
         51           28.87          35.56          25.35          28.18
         52           29.96          36.99          26.17          29.11
         53           31.12          38.25          27.05          30.09
         54           32.56          38.25          27.95          31.12
         55           33.67          38.25          28.97          32.21
         56           34.62          38.25          29.65          32.94
         57           35.61          38.25          30.36          33.70
         58           36.65          38.25          31.11          34.49
         59           37.73          38.25          31.90          35.33
         60           38.25          38.25          32.74          36.23
         61           38.25          38.25          33.63          37.18
         62           38.25          38.25          34.57          38.18
         63           38.25          38.25          35.56          38.25
         64           38.25          38.25          36.60          38.25
         65           38.25          38.25          37.68          38.25
         66           38.25          38.25          38.25          38.25
         67           38.25          38.25          38.25          38.25
         68           38.25          38.25          38.25          38.25
         69           38.25          38.25          38.25          38.25
         70           38.25          38.25          38.25          38.25
         71           38.25          38.25          38.25          38.25
         72           38.25          38.25          38.25          38.25
         73           38.25          38.25          38.25          38.25
         74           38.25          38.25          38.25          38.25
         75           38.25          38.25          38.25          38.25
         76           38.25          38.25          38.25          38.25
         77           38.25          38.25          38.25          38.25
         78           38.25          38.25          38.25          38.25
         79           38.25          38.25          38.25          38.25
         80           38.25          38.25          38.25          38.25

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker, purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

(a) Deferred administrative charge                             $  850.00
   ($8.50/$1,000 of Face Amount)

(b) Deferred sales charge                                      $  909.95
   (49% x 1.660714 GAPs)
                                                               ---------
      TOTAL                                                    $1,759.95

Maximum surrender charge per table on page 84 (16.60 x 100)    $1,660.00

During the first two Policy years after the Date of Issue, the actualsurrender charge is the smaller of the maximumsurrender charge and the following sum:

(a) Deferred administrative charge                             $  850.00
   ($8.50/$1,000 of Face Amount)

(b) Deferred sales charge (not to exceed 29% of Premiums       Varies
    received, up to one GAP, plus 9% of premiums received in
    excess of one GAP, but less than the maximum number of
    GAPs subject to the deferred sales charge)
                                                               ---------
                                                               Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

    Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

Example 2:

    Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example). In this example, the maximum surrender charge would be $996.

                                   PART II

                     UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING
Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940 The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.
The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of
Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("Plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. While the Company and the Registrant are relying on the exemptions provided by Rule 6e-3(T) in connection with the issuance of the Policies in connection with the Plans, the Company and the Registrant represent that they will take the following steps in connection with the issuance of the Policies to Section 403(b) plans:



1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.


3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.


4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.


Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.


                       CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:


The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations under Section 26(e) of the 1940 Act
Representations Concerning Withdrawal Restrictions on Section 403(b) Plans and
     under the Texas Optional Retirement Program
The signatures



Written consents of the following persons:

1.    Actuarial Consent
2.    Opinion of Counsel


The following exhibits:

1.    Exhibit 1
(Exhibits required by paragraph A of the instructions to Form N-8B-2)

    (1) Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account previously was filed by the Company on February 1, 1993 in the initial registration statement.

    (2)  Not Applicable.

    (3) (a) Form of Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. previously was filed on February 1, 1993 and is incorporated herein by reference.

         (b) Sales Agreement between Allmerica Investments, Inc. and G.R. Phelps & Co., Inc. previously was filed on February 27, 1995 and is incorporated herein by reference.

    (4)    Not Applicable.


    (5) Form of the Policy and initial Policy endorsements previously were filed by the Company on February 1, 1993 in the initial registration statement. The following endorsements are included as Exhibit 1 (5):

           - Paid up Life Insurance Option Endorsement
           - Preferred Loan Endorsement
           - 403(b) Life Insurance Policy Endorsement
           - Exchange to Term Rider


    (6) Organizational documents of the Company previously were filed by the Company on April 1, 1991 in Registration No. 33-39702, and are incorporated herein by reference.

    (7)     Not Applicable.

    (8) (a) Form of Participation Agreement with Allmerica Investment Trust previously was filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

            (b) Form of Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II previously was filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

            (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. previously was filed by the Company on December 27, 1991 in Registration Statement No. 33-44830, and is incorporated herein by reference.

            (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. previously was filed on May 1, 1995, and is incorporated herein by reference.

            (e) Fidelity Services Agreement previously was filed on April 30, 1996 in Post-Effective Amendment No. 6, and is incorporated herein by reference.

    (9)     Not Applicable.

    (10) Form of Application previously was filed by the Company on February 1, 1993 in the initial registration statement, and is incorporated by reference.

2.  Form of the Policy and Policy riders are included in Exhibit 1 above.

3.  Opinion of Counsel is filed herewith.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial Consent is filed herewith.

7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule
    6e-3(T)(b)(13)(v)(B), previously was filed on May 24, 1993, and is incorporated herein by reference.

8. Consent of Independent Accountants will be filed in a Rule 485(b) filing prior to April 30, 1997.

27. Financial Data Schedules will be filed in a 485(b) filing prior to May 1, 1997.

                                FORM S-6 EXHIBIT TABLE


Exhibit 1(5)  Endorsements/Riders
              -  Paid up Life Insurance Option Endorsement
              -  Preferred Loan Endorsement
              -  403(b) Life Insurance Policy Endorsement
              -  Exchange to Term Rider


Exhibit 3     Opinion of Counsel
Exhibit 6     Actuarial Consent